SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) February 14, 2008
UNITED STATES LIME & MINERALS, INC.
(Exact Name of Registrant as Specified in Charter)

TEXAS (State or other jurisdiction of incorporation or organization)	0-4197 75-0789226 (Commission File Number)	(I.R.S. Employer Identification No.)

5429 LBJ FREEWAY, SUITE 230, DALLAS, TEXAS (Address of principal executive offices)	75240 (Zip Code)
(972) 991-8400
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
     On February 14, 2008, the Employment Agreement, dated as of the 11th day of October, 1989 (the “Agreement”), between United States Lime & Minerals, Inc. (the “Company”) and the Company’s Senior Vice President — Sales & Marketing, Bill Hughes, was amended (the “Amendment”). Pursuant to the Amendment, Mr. Hughes was reassigned and named Senior Vice President — Development and the term of the Agreement was modified to continue until February 1, 2009.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, United States Lime & Minerals, Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 19, 2008	UNITED STATES LIME & MINERALS, INC.
	By:	/s/ M. Michael Owens
M. Michael Owens, Vice President and
Chief Financial Officer